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                                                                 EXHIBIT 10.4(j)


                    THIRD AMENDMENT TO REVOLVING CREDIT NOTE


         THIS THIRD AMENDMENT TO REVOLVING CREDIT NOTE (the "Amendment") is made as of the ______ day of September, 2003, by and between SUNTRUST BANK (the "Lender"), and CENTRAL FREIGHT LINES, INC., a Texas corporation (the "Borrower").


                                    RECITALS:

         A. Borrower issued to the order of Lender a Revolving Credit Note dated April 30, 2002, as most recently amended by a Second Amendment to Revolving Credit Loan Agreement and Second Amendment to Revolving Credit Note dated February 5, 2003 (the "Revolving Credit Note").

         B. The Borrower and Lender desire to amend the Note as provided herein.

         NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations herein, the parties hereto agree that the Loan Agreement and the Revolving Credit Note are hereby amended and modified as follows:

         1. The fourth paragraph of the Note is hereby amended and restated as follows:

                  This Note shall be payable as follows: (a) commencing on the 30th day of September, 2003 and on the last Business Day of each consecutive month thereafter through and including September 30, 2004, the Borrower shall pay to the Lender an amount equal to all then accrued interest; and (b) this Note shall mature on October 31, 2004, at which time the Borrower shall pay to the Lender an amount equal to all outstanding principal, plus all accrued and unpaid interest.

         2. The Note is not amended in any other respect.

         3. The Borrower reaffirms its obligations under the Note, as amended, and the Borrower agrees that its obligations thereunder are valid and binding, enforceable in accordance with its terms, subject to no defense, counterclaim, or objection.

         IN WITNESS WHEREOF, the undersigned by and through their duly authorized officers hereby execute this Amendment as of the day and date first set forth above.

                                    CENTRAL FREIGHT LINES, INC.,
                                    a Texas corporation


                                    By:      /s/ Jeff Hale
                                       -----------------------------------------

                                    Title:   CFO
                                          --------------------------------------

                                    SUNTRUST BANK


                                    By:      /s/ William H. Crawford
                                       -----------------------------------------

                                    Title:   Director, SunTrust Bank
                                          --------------------------------------